SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 11, 2003


   Commission      Registrant; State of Incorporation;       I.R.S. Employer
    File Number      Address; and Telephone Number         Identification No.
   -------------          ------------------------         ------------------

333-21011       FIRSTENERGY CORP.                               34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, Ohio  44308
                Telephone (800)736-3402


1-2578          OHIO EDISON COMPANY                             34-0437786
                (An Ohio Corporation)
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402


1-2323          THE CLEVELAND ELECTRIC ILLUMINATING COMPANY     34-0150020
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402


1-3583          THE TOLEDO EDISON COMPANY                       34-4375005
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402



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Item 5.  Other Events

           On September 11, 2003, FirstEnergy Corp. received an informal data request from the Securities and Exchange Commission asking the company to voluntarily provide information and documents related to its recent restatement of its 2002 annual financial statements. FirstEnergy intends to fully comply with the request and does not anticipate any adverse consequences.


Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risk and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate," and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), availability and cost of capital, inability of the Davis-Besse Nuclear Power Station to restart (including because of any inability to obtain a favorable final determination from the Nuclear Regulatory Commission) in the fall of 2003, inability to accomplish or realize anticipated benefits of strategic goals, further investigation into the causes of the August 14, 2003, power outage, ability to successfully execute the equity offering, and other similar factors.


                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



September 12, 2003


                                        FIRSTENERGY CORP.
                                        -----------------
                                          Registrant

                                       OHIO EDISON COMPANY
                                       -------------------
                                          Registrant

                                      THE CLEVELAND ELECTRIC
                                      ----------------------
                                      ILLUMINATING COMPANY
                                      --------------------
                                          Registrant

                                     THE TOLEDO EDISON COMPANY
                                    -------------------------
                                          Registrant





                                  /s/ Harvey L. Wagner
                        ---------------------------------------------------
                                      Harvey L. Wagner
                                 Vice President, Controller
                               and Chief Accounting Officer